                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OF 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)        FEBRUARY 11, 1998
                                                  ------------------------------


                              FRITZ COMPANIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                        0-20548                 94-3083515
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(STATE OR OTHER JURISDICTION         (COMMISSION FILE           (IRS EMPLOYER
      OF INCORPORATION)                   NUMBER)            IDENTIFICATION NO.)


706 MISSION STREET, SAN FRANCISCO, CALIFORNIA                     94103
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  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE        (415) 904-8360
                                                   -----------------------------


                                  INAPPLICABLE
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          (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Item 5. Other Events

               On February 11, 1998, the Company issued a press release announcing the addition of two new members to its Board of Directors. A copy of the press release is attached as
               Exhibit 99.1.

Item 7. Financial Statement and Exhibits

               (c)    See the attached Exhibit Index.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FRITZ COMPANIES, INC.


                                                 /s/ Lynn C. Fritz
                                    By _________________________________________
                                                    Lynn C. Fritz
                                       Chairman of the Board and Chief Executive
                                         Officer (Principal Executive Officer)


Dated:  February 11, 1998

                                  EXHIBIT INDEX

NUMBER       EXHIBIT                                                     PAGE
------       -------                                                     ----
99.1         Press release dated February 11, 1998.                       5